MANUFACTURING FACILITY CLOSURES, RESTRUCTURING AND OTHER RELATED CHARGES	12 Months Ended
Dec. 31, 2017
Restructuring provision [abstract]
MANUFACTURING FACILITY CLOSURES, RESTRUCTURING AND OTHER RELATED CHARGES
MANUFACTURING FACILITY CLOSURES, RESTRUCTURING AND OTHER RELATED CHARGES
The following table describes the charges incurred by the Company which are included in the Company’s consolidated earnings for each of the years in the three-year period ended December 31, 2017 under the caption manufacturing facility closures, restructuring and other related charges:

	2017	2016	2015
	$	$	$
Impairment of property, plant and equipment	289	3,018	987
Impairment of intangibles	—	379	—
Equipment relocation	147	711	190
Revaluation and impairment of inventories	163	1,420	3,724
Termination benefits and other labor related costs	2	1,765	1,382
Restoration and idle facility costs	308	3,787	1,683
Insurance proceeds	—	(9,793)	(5,000)
Professional fees	87	942	273
Other costs	363	179	427
	1,359	2,408	3,666

Charges incurred during the year ended December 31, 2017 were primarily related to small scale restructuring initiatives associated with acquisition integration efforts, as well as charges related to product trials to support post-South Carolina Flood (defined below) stencil production and other post-closure activities of the Columbia, South Carolina manufacturing facility.
On October 4, 2015, the Columbia, South Carolina manufacturing facility was damaged by significant rainfall and subsequent severe flooding (“South Carolina Flood”). The damages sustained were considerable and resulted in the facility being shut down permanently. Charges incurred during the years ended December 31, 2016 and 2015 totalled $4.9 million and $6.5 million, respectively, before insurance recoveries and were primarily related to asset impairments resulting from real and personal property damage as well as site clean-up and idle facility costs. On October 19, 2016, the Company and its insurers reached a settlement for the related property and business interruption claims in the amount of $30.0 million, subject to a $0.5 million deductible, covering substantially all of the claimed losses. As of December 31, 2016, the Company received a total of $29.5 million in insurance claim settlement proceeds of which $5.0 million was recorded in manufacturing facility closures, restructuring and other related charges (presented in the table above under insurance proceeds) in 2015 and $12.6 million and $9.8 million were recorded in cost of sales and manufacturing facility closures, restructuring and other related charges, respectively, in 2016. The remaining $2.1 million was included in accounts payable and accrued liabilities in the consolidated balance sheet as of December 31, 2016 and was recognized as a benefit to gross profit in the first quarter of 2017.
As of part of its plan to realize operational synergies from the RJM Manufacturing LLC (d/b/a "TaraTape") acquisition completed in November 2015, the Company set out a plan to close its Fairless Hills, Pennsylvania manufacturing facility and ceased production as of December 31, 2016 (“TaraTape Closure”). Charges incurred as a result of the TaraTape Closure totaled $6.0 million during the year ended December 31, 2016 and were primarily related to asset impairments, termination benefits, and facility lease obligations including restoration.

Charges incurred with respect to other restructuring initiatives during the years ended December 31, 2016 and 2015 totaled $1.3 million and $2.1 million, respectively, and were primarily related to termination benefits and equipment relocation.
As of December 31, 2017, restructuring provisions of $2.6 million are included in provisions ($3.7 million in 2016) and $0.2 million in accounts payable and accrued liabilities ($0.5 million in 2016). See Note 14 for more information on provisions.